EXHIBIT 99.1

Omega Environmental, Inc.

Debtor In Possession Case #97-06084

Comparative Balance Sheet Information

	(unaudited) September 30, 2000 Continuing Operations	(unaudited) August 31, 2000 Continuing Operations	Change	(unaudited) September 30, 2000 Discontinued Operations	(unaudited) August 31, 2000 Discontinued Operations	Change
CURRENT ASSETS
Cash	$270,072	$315,032	$(44,960)	$—	$—	$—
Restricted cash held in escrow	—	—	—	2,744,732	2,742,695	2,037
Accounts receivable
A/R — Florida supplemental	—	—	—	1,229,656	1,229,656	—
Allowance for doubtful accounts	—	—	—	(1,229,656)	(1,229,656)	—

Accounts receivable, net	—	—	—	—	—	—

Prepaid expenses	52,232	57,232	(5,000)	—	—	—

TOTAL CURRENT ASSETS	322,304	372,264	(49,960)	2,744,732	2,742,695	2,037

Investment & Intercompany in Subsidiaries	74,375,431	74,375,431	—	—	—	—

TOTAL ASSETS	$74,697,735	$74,747,695	$(49,960)	$2,744,732	$2,742,695	$2,037

POST PETITION CURRENT LIABILITIES
Accounts payable	$2,099	$6,861	$(4,762)	$—	$—	$—
Line of Credit with GMAC	10,841,424	10,659,233	182,191	—
Transfer of Pre-petition preference collections from vendors	(1,016,847)	(1,012,847)	(4,000)	—

Line of Credit with GMAC, net of pre-petition preferences	9,824,577	9,646,386	178,191	—	—	—
Accrued expenses, excluding bankruptcy costs	28,088	28,088	—	69,976	69,976	—
Accrued bankruptcy costs	1,168,524	1,195,861	(27,337)	—	—	—
Estimated claims against cash held in escrow	—	—	—	2,744,678	2,742,641	2,037
Intercompany — GMAC	(226,017)	(142,163)	(83,854)	226,017	142,163	83,854

TOTAL POST PETITION CURRENT LIABILITIES	10,797,271	10,735,033	62,238	3,040,671	2,954,780	85,891
Intercompany Notes Payable			—	12,246,983	12,246,983	—
Pre Petition Preference collections from vendors	1,016,847	1,012,847	4,000			—
Pre Petition Liabilities	3,606,863	3,606,863	—	11,809,400	11,809,400	—
Pre Petition Estimated Construction Claims	—	—	—	1,800,000	1,800,000	—

TOTAL LIABILITIES	15,420,981	15,354,743	66,238	28,897,054	28,811,163	85,891

SHAREHOLDERS' EQUITY
Common stock at par	121,289	121,289	—	5,454,120	5,454,120	—
Additional paid in capital	127,234,871	127,234,871	—	53,904,684	53,904,684	—
Treasury Stock A-P-I-C	(562,506)	(562,506)	—	—	—	—
Retained earnings — prior	(49,321,103)	(49,321,103)	—	(62,684,343)	(62,684,343)	—
Y-T-D net income pre petition	(2,399,934)	(2,399,934)	—	(950,442)	(950,442)	—
Y-T-D net income post petition	(15,795,863)	(15,679,665)	(116,198)	(21,876,341)	(21,792,487)	(83,854)

TOTAL SHAREHOLDERS' EQUITY	59,276,754	59,392,952	(116,198)	(26,152,322)	(26,068,468)	(83,854)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$74,697,735	$74,747,695	$(49,960)	$2,744,732	$2,742,695	$2,037

See accompanying notes to financial statement information

EXHIBIT 99.1

Omega Environmental, Inc.

Debtor In Possession Case #97-06084

Comparative Balance Sheet Information

	(unaudited) September 30, 2000 Combined Final	(unaudited) August 31, 2000 Combined Final	Change
CURRENT ASSETS
Cash	$270,072	$315,032	$(44,960)
Restricted cash held in escrow	2,744,732	2,742,695	2,037
Accounts receivable
A/R — Florida supplemental	1,229,656	1,229,656	—
Allowance for doubtful accounts	(1,229,656)	(1,229,656)	—

Accounts receivable, net	—	—	—

Prepaid expenses	52,232	57,232	(5,000)

TOTAL CURRENT ASSETS	3,067,036	3,114,959	(47,923)

Investment & Intercompany in Subsidiaries	—	—	—

TOTAL ASSETS	$3,067,036	$3,114,959	$(47,923)

POST PETITION CURRENT LIABILITIES
Accounts payable	$2,099	$6,861	$(4,762)
Line of Credit with GMAC	10,841,424	10,659,233	182,191
Transfer of Pre-petition preference collections from vendors	(1,016,847)	(1,012,847)	(4,000)

Line of Credit with GMAC, net of pre-petition preferences	9,824,577	9,646,386	178,191
Accrued expenses, excluding bankruptcy costs	98,064	98,064	—
Accrued bankruptcy costs	1,168,524	1,195,861	(27,337)
Estimated claims against cash held in escrow	2,744,678	2,742,641	2,037
Intercompany — GMAC	—	—	—

TOTAL POST PETITION CURRENT LIABILITIES	13,837,942	13,689,813	148,129

Intercompany Notes Payable	—	—	—
Pre Petition Preference collections from vendors	1,016,847	1,012,847	4,000
Pre Petition Liabilities	15,416,263	15,416,263	—
Pre Petition Estimated Construction Claims	1,800,000	1,800,000	—

TOTAL LIABILITIES	32,071,052	31,918,923	152,129

SHAREHOLDERS' EQUITY
Common stock at par	121,289	121,289	—
Additional paid in capital	124,465,227	124,465,227	—
Treasury Stock A-P-I-C	(562,506)	(562,506)	—
Retained earnings — prior	(112,005,446)	(112,005,446)	—
Y-T-D net income pre petition	(3,350,376)	(3,350,376)	—
Y-T-D net income post petition	(37,672,204)	(37,472,152)	(200,052)

TOTAL SHAREHOLDERS' EQUITY	(29,004,016)	(28,803,964)	(200,052)

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$3,067,036	$3,114,959	$(47,923)

See accompanying notes to financial statement information

EXHIBIT 99.1

Omega Environmental, Inc.

Debtor In Possession Case #97-06084

Comparative Statement of Operations Information

	(unaudited) Month Ended September 30, 2000 Continuing Operations	(unaudited) Month Ended August 31, 2000 Continuing Operations	Change	(unaudited) Month Ended September 30, 2000 Discontinued Operations	(unaudited) Month Ended August 31, 2000 Discontinued Operations	Change
Sales	$—	$—	$—	$—	$—	$—
Cost of Sales	—	—	—	—	—	—

Gross Profit	—	—	—	—	—	—
Selling, General, and Administrative	23,798	33,855	(10,057)	—	—	—

Loss From Operations	(23,798)	(33,855)	10,057	—	—	—
Other Income (Expense):
Interest Expense	(96,138)	(205,484)	109,346	—	—	—
Other Income (Expense)	5,938	—	5,938	(83,854)	—	—

Total Other Expense	(90,200)	(205,484)	115,284	(83,854)	—	83,854
Net Loss Before Bankruptcy
Administrative Expenses	(113,998)	(239,339)	125,341	(83,854)	—	83,854
Bankruptcy Administrative Expenses	(2,200)	(1,570)	(630)	—	—	—

Net Loss	$(116,198)	$(240,909)	$124,711	$(83,854)	$—	$83,854

See accompanying notes to financial statement information

EXHIBIT 99.1

Omega Environmental, Inc.

Debtor In Possession Case #97-06084

Comparative Statement of Operations Information

	(unaudited) Month Ended September 30, 2000 Combined Final	(unaudited) Month Ended August 31, 2000 Combined Final	Change
Sales	$—	$—	$—
Cost of Sales	—	—	—

Gross Profit	—	—	—
Selling, General, and Administrative	23,798	33,855	(10,057)

Loss From Operations	(23,798)	(33,855)	10,057
Other Income (Expense):
Interest Expense	(96,138)	(205,484)	109,346
Other Income (Expense)	(77,916)	0	(77,916)

Total Other Expense	(174,054)	(205,484)	31,430
Net Loss Before Bankruptcy
Administrative Expenses	(197,852)	(239,339)	41,487
Bankruptcy Administrative Expenses	(2,200)	(1,570)	(630)

Net Loss	$(200,052)	$(240,909)	$40,857

See accompanying notes to financial statement information

EXHIBIT 99.1

Omega Environmental, Inc.

Debtor in Possession Case #97-06084

Comparative Combined Statement of Cash Flows Information

	(unaudited) Month Ended September 30, 2000	(unaudited) Month Ended August 31, 2000	Change
Cash flows from operating activities:
Net loss	$(200,052)	$(240,909)	$40,857
Change in certain assets & liabilities:
(Increase) decrease in:
Prepaids & other assets	5,000	7,990	(2,990)
Increase (decrease) in:
Accounts payable	(4,762)	4,763	(9,525)
Accrued expenses	(27,337)	0	(27,337)
Total adjustments	(27,099)	12,753	(39,852)

Net cash provided by (used in) operating activities	(227,151)	(228,156)	1,005
Cash flows from investing activities:
Proceeds from sale of equipment	0	0	0
Additions to property and equipment	0	0	0

Net cash provided by (used in) investing activities	0	0	0
Cash flows from financing and other activities:
Net proceeds (repayments) from revolver credit loan	182,191	205,799	(23,608)
Proceeds from pre-petition preference payment receipts	4,000	6,695	(2,695)
(Reduction) Increase of pre-petition liabilities	(4,000)	(6,695)	2,695

Net cash provided by (used in) financing activities	182,191	205,799	(23,608)

Net decrease in cash	(44,960)	(22,357)	(22,603)
Cash at beginning of period	315,032	337,389	(22,357)

Cash at end of period	$270,072	$315,032	$(44,960)

See accompanying notes to financial statement information

EXHIBIT 99.1

Omega Environmental, Inc.

Debtor in Possession Case # 97-06084

September 30, 2000 Financial Reporting Information

Notes to Financial Statement Information

  Basis of Presentation

    The financial statement information presented is un-audited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

  Accounts Receivable

    Accounts receivable recorded on the Discontinued Operation's balance sheet of $1.2 million represents Florida Supplemental balances. The amount is fully reserved.

  GMAC Credit Corporation

    As of September 30, 2000, the Company's borrowings from GMAC Credit Corporation were $10,841,424.

  Pre-Petition Preference Receipts

    Beginning in June 1999, Omega began collecting pre-petition preferences that are accounted for in the pre-petition liabilities section of the corporate balance sheet. Collections for the month of September 2000 and total collections since June 1999 were $4,000, and $1,016,847, respectively.